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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 19, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


GREAT WEST NEWSPAPER GROUP
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            On December 19, 2005, Hollinger International Inc. (NYSE: HLR) (the
"Company") entered into a Share Purchase Agreement (the "Great West Agreement") with HCPH Canadian Newspaper Holdings Co., a subsidiary of the Company ("HCPH"), Glacier Ventures International Corp. ("Glacier"), 6490239 Canada Inc., a subsidiary of Glacier (the "Buyer"), and Jamison Newspapers Inc. ("Jamison") pursuant to which HCPH has agreed to sell shares representing its 70% interest in Great West Newspaper Group Ltd. ("Great West") to the Buyer for a purchase price of Cdn.$32 million. The closing of the sale is conditioned on the closing of the transactions contemplated by the Fundata Agreement (described below) and the execution by the Company, HCPH, Glacier and the Buyer of a Non-Competition Agreement pursuant to which the Company and HCPH agree not to compete with Great West following the closing. The Great West Agreement is terminable if the transactions contemplated therein are not completed by December 31, 2004, although HCPH has the right to extend such date to January 31, 2006.


FUNDATA CANADA INC.
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            On December 19, 2005, the Company entered into a Share Purchase
Agreement (the "Fundata Agreement") with HCPH and Glacier pursuant to which HCPH has agreed to sell all of the outstanding shares of 3120575 Nova Scotia Company, a wholly-owned subsidiary of HCPH and holder of shares representing a 50% interest in Fundata Canada Inc. ("Fundata"), to Glacier for a purchase price of Cdn.$15,087,000. The closing of the sale is conditioned on the closing of the transactions contemplated by the Great West Agreement and the execution by the Company, HCPH, Glacier and Fundata of a Non-Competition Agreement pursuant to which the Company and HCPH agree not to compete with Fundata following the closing. The Fundata Agreement is terminable if the transactions contemplated therein are not completed by December 31, 2004, although HCPH has the right to extend such date to January 31, 2006.


            The Company expects both transactions to close by year-end 2005. The Company is in discussions with Glacier concerning the possible sale to Glacier of the Company's remaining Canadian assets, but no agreement has been reached and there can be no assurance that an agreement regarding such asset sale will ultimately be reached.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: December 23, 2005                 By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary